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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                _______________


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) JUNE 24, 1997
                                                 -------------


                              CALPINE CORPORATION
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               (Exact name of registrant as specified in charter)



          DELAWARE                    033-73160                   77-0212977
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(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)



         50 WEST SAN FERNANDO STREET, SAN JOSE, CALIFORNIA       95113
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             (Address of principal executive offices)         (Zip Code)



Registrant's telephone number, including area code          (408) 995-5115
                                                   -----------------------------


                                      NONE
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         (Former name or former address, if changed since last report.)
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ITEM 5.          OTHER EVENTS.

                 On June 24, 1997, the registrant announced in a press release that it has proposed to make a Rule 144A offering of $200 million principal amount of Senior Notes Due 2007. A copy of the press release issued in connection with this announcement is incorporated herein by reference and is attached hereto as Exhibit 99.


ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                 EXHIBITS.

EXHIBIT NO.               EXHIBIT

    99.                   Press Release dated June 24, 1997.



                                       2.
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                                   SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CALPINE CORPORATION



DATE:  June 30, 1997                        By:  /s/ Ann B. Curtis
                                                 -------------------------------
                                                 Name:   Ann B. Curtis
                                                 Title:  Senior Vice President
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                                 EXHIBIT INDEX


EXHIBIT
  NO.            EXHIBIT

  99.            Press Release dated June 24, 1997.